UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2010

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
11130 Sunrise Valley Drive, Suite 300 Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
Not Applicable ------------------------------------------------------------------------------------------------------------------------ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2010, Tier Technologies, Inc. (the “Company”) announced that its Board of Directors has elected Charles W. Berger, a member of the Board, as Chief Executive Officer, effective June 23, 2010, replacing Ronald L. Rossetti, who ceased to be CEO on June 23, 2010. Because Mr. Rossetti’s term as Chief Executive Officer was scheduled to expire in April 2011, the Board had previously initiated a CEO search and succession process.  Mr. Berger is not a candidate in that process, and the Board expects that Mr. Berger will serve on an interim basis, until that process is complete and a new Chief Executive Officer is selected.

Mr. Berger, 57, has been a member of the Company’s Board of Directors since January 2002 and has served as chief executive officer of DVDPlay, Inc., a manufacturer and operator of DVD rental kiosks; Nuance Communications, Inc., a publicly traded company that developed and marketed speech recognition software; Vicinity Corporation, a publicly traded company providing location-based marketing services; Ad Force, Inc., an online advertising company; and Radius, Inc., a maker of peripheral products for graphics and video applications.  In the past five years, Mr. Berger has had the following business experience: since December 2009, Mr. Berger has been a business consultant.  Mr. Berger was Chief Executive Officer of DVDPlay from April 2006 through its acquisition by NCR in February 2009 and was Chairman of the Board of DVDPlay from December 2001 through December 2009.  Mr. Berger served as President, Chief Executive Officer, and a director of Nuance Communications from March 2003 through its merger with Scansoft, Inc. in September 2005.  Since December 2004, Mr. Berger has been a director of SonicWALL, Inc., a publicly traded company that manufactures computer network security applications.  Mr. Berger also serves on the Board of Directors for the United States Naval Memorial and is a Trustee and member of the Investment Committee for Bucknell University.

The Board has not established Mr. Berger’s compensation and benefits.

The Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press release titled “Tier Technologies Announces Management Change,” issued by the Company on June 24, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.

	By:	/s/ Ronald W. Johnston
	Name:	Ronald W. Johnston
	Title:	Chief Financial Officer
Date: June 29, 2010

Exhibit Index

Exhibit No.	Description
99.1	Press release titled “Tier Technologies Announces Management Change,” issued by the Company on June 24, 2010.